UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 20, 2006
                                                   -------------

                         COACTIVE MARKETING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       0-20394                 06-1340408
----------------------------          ------------        ----------------------
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)        Identification Number)



                 75 Ninth Avenue, New York, New York     10011
               --------------------------------------------------
               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (212) 660-3800
                                                           --------------


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

         As previously reported, on July 20, 2006, CoActive Marketing Group, Inc. (the "Company") was informed by its independent accountants, BDO Seidman, LLP ("BDO"), that effective after the completion of their first quarter review of the Company for the three months ended June 30, 2006, the client-auditor relationship between the Company and BDO would cease, thereby resigning as the Company's independent auditors effective after the completion of such review.

         BDO's review of the Company's first quarter financial statements was completed on August 15, 2006. Accordingly, BDO's resignation became effective on that date.

         The audit reports of BDO on the financial statements of the Company as of March 31, 2006 and 2005 and for the years then ended did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years of the Company and the subsequent interim period through August 15, 2006, there were no disagreements between the Company and BDO as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO would have caused BDO to make reference in their reports on the financial statements for such years to the subject matter of the disagreement. Additionally, during the fiscal years ended March 31, 2006 and 2005, and through August 15, 2006, there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         BDO has been provided with a copy of the disclosure under this Item
4.01 and has been requested to furnish a letter stating whether or not it agrees with the foregoing statements. Such letter is attached as an Exhibit to this Form 8-K.

         BDO's resignation has been communicated to the Company's audit committee.

Item 9.01.  Financial Statements and Exhibits


Exhibit 16     Letter of BDO Seidman, LLP dated August 17, 2006.

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                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 18, 2006

                                          COACTIVE MARKETING GROUP, INC.


                                          By: /s/ ERWIN MEVORAH
                                              ------------------------------
                                              Erwin Mevorah,
                                              Chief Financial Officer

                                  EXHIBIT INDEX

No.               Description

Exhibit 16        Letter of BDO Seidman, LLP dated August 17, 2006.